                                                                    EXHIBIT  24
                                                                    -----------

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned Directors of Rubbermaid Incorporated (the "Registrant"), a corporation organized and existing under the laws of the State of Ohio, hereby constitute and appoint Wolfgang R. Schmitt, George C. Weigand and James A Morgan, and each of them, a true and lawful attorney-in-fact in their name, place and stead with full power of substitution, to sign, in their name as a Director of the Registrant, the Registrant's Form 10-K Report for the fiscal year ended December 31, 1993, which will be filed with the Securities and Exchange Commission, Washington, D.C., and any and all amendments thereto.


/s/ Tom H. Barrett                                  /s/ Robert M. Gerrity
- ------------------                                  ---------------------
Tom H. Barrett, Director                            Robert M. Gerrity, Director

Date:  March 4, 1994                                Date:  March 4, 1994
       -------------                                       -------------


/s/ Charles A. Carroll                              /s/ Karen N. Horn
- ----------------------                              -----------------
Charles A. Carroll, Director                        Karen N. Horn, Director

Date:  March 4, 1994                                Date:  March 4, 1994
       -------------                                       -------------


/s/ Zoe Coulson                                     /s/ William D. Marohn
- ---------------                                     ---------------------
Zoe Coulson, Director                               William D. Marohn, Director

Date:  March 4, 1994                                Date:  March 4, 1994
       -------------                                       -------------


/s/ Robert O. Ebert                                 /s/ Steven A. Minter
- -------------------                                 --------------------
Robert O. Ebert, Director                           Steven A. Minter, Director

Date:  March 4, 1994                                Date:  March 4, 1994
       -------------                                       -------------


/s/ Stanley C. Gault                                /s/ Jan Nicholson
- --------------------                                -----------------
Stanley C. Gault, Director                          Jan Nicholson, Director

Date:  March 4, 1994                                Date:  March 4, 1994
       -------------                                       -------------

                             /s/ Paul G. Schloemer
                             ------------------------
                             Paul G. Schloemer, Director

                             Date:  March 4, 1994
                                    -------------